Exhibit 10.141a

             For use in connection with Restricted Stock Unit Grants

                  NON-COMPETITION AND CONFIDENTIALITY COVENANTS

THIS INSTRUMENT is made and given this ___ day of _________ 2005 by ________________________________________________________("Participant") to and
for the benefit of Tiffany and Company, a New York corporation and its Affiliates (as defined below) with reference to the following facts and circumstances:

     A. Participant wishes to receive Equity Awards which might be granted to Participant in the future or which have been granted to Participant on the condition that Participant executes and delivers this instrument;

     B. Participant may have received Equity Awards which, when granted, were not subject to the above condition;

     C. Participant may be or may become a Participant in and under the Excess Plan;

     D. Participant may be or may become a Participant in and under the Supplementary Retirement Plan;

     E. Participant is willing to make the promises set forth in this instrument, and to execute and deliver this instrument, in order to be eligible to receive Equity Awards in the future and to have the benefit of Equity Awards which have been granted to Participant on the condition that Participant executes and delivers this instrument;

     F. Participant understands that if Participant is or becomes a Participant in the Excess Plan or the Supplementary Retirement Plan the benefits Participant might receive under both plans will be forfeited for breach of covenants contained in this instrument;

     G. Participant understands that Equity Awards may be forfeited if Participant breaches the covenants contained in this instrument;

     H. Participant understands that the Proceeds of Equity Awards may become due and payable by Participant to Tiffany and Company if Participant breaches the covenants contained in this instrument;

     I. Participant agrees that the receipt of one or more Equity Awards is full and fair and consideration for the covenants made in this instrument.

NOW THEREFORE, Participant hereby agrees as follows:

1. Defined Terms. Unless otherwise defined in this instrument, words and phrases that have a defined meaning in the Excess Plan shall have the same meaning in this instrument. The initially capitalized words and phrases set forth below shall have the meanings ascribed to them below:

"Affiliate" shall mean, with reference to any Person, any second Person that controls, is controlled by, or is under common control with, any such first Person, directly or indirectly.

"Board" means the board of directors of Tiffany and Company, a New York corporation.

"Cause"  means  a  termination  of  Participant's  employment,   involuntary  on
Participant's part, which is the result of:

          (i) Participant's conviction or plea of no contest to a felony involving financial impropriety or a felony which would tend to subject the Company or any of its Affiliates to public criticism or materially interfere with Participant's continued service to the Company or its Affiliate;

          (ii) Participant's willful and unauthorized disclosure of material Confidential Information which disclosure actually results in substantive harm to the Company's or its Affiliate's business or puts such business at an actual competitive disadvantage;

          (iii)Participant's willful failure or refusal to perform substantially all such proper and achievable directives issued by Participant's superior (other than: (A) any such failure resulting from Participant's incapacity due to physical or mental illness, or (B) any such refusal made by Participant in good faith because Participant believes such directives to be illegal, unethical or immoral) after a written demand for substantial performance is delivered to Participant on behalf of Company, which demand specifically identifies the manner in which Participant has not substantially performed Participant's duties, and which performance is not substantially corrected by Participant within ten (10) days of receipt of such demand;

          (iv) Participant's commission of any willful act which is intended by Participant to result in his personal enrichment at the expense of the Company or any of its Affiliates, or which could reasonably be expected by him to materially injure the reputation, business or business relationships of the Company or any of its Affiliates;

          (v) A theft, fraud or embezzlement perpetrated by Participant upon Company or any of its Affiliates.

"Change in Control" means a change in control of Parent of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, whether or not Parent is then subject to such reporting requirement; provided, however, that, anything in this Agreement to the contrary notwithstanding, a Change in Control shall be deemed to have occurred if:

               (i) any Person, or any syndicate or group deemed to be a person under Section 14(d)(2) of the Exchange Act, excluding Parent or any of its Affiliates, a trustee or any fiduciary holding securities under an employee benefit plan of Parent or any of its Affiliates, an underwriter temporarily holding securities pursuant to an offering of such securities or a corporation owned, directly or indirectly by stockholders of Parent in substantially the same proportion as their ownership of Parent, is or becomes the "beneficial owner" (as defined in Rule 13d-3 of the General Rules and Regulations under the Exchange Act), directly or indirectly, of securities of Parent representing Thirty-five percent (35%) or more of the combined voting power of Parent's then outstanding securities entitled to vote in the election of directors of Parent;

               (ii) ten (10) days following the "Shares Acquisition Date" if any
                    Person has in fact become and then remains an "Acquiring Person" under the Rights Plan;

               (iii)if the Parent  Board  should  resolve to redeem the "Rights"
                    under the Rights Plan in response to a proposal by any Person to acquire, directly or indirectly, securities of Parent representing Fifteen percent (15%) or more of the combined voting power of Parent's then outstanding securities entitled to vote in the election of directors of Parent;

               (iv) if the Incumbent Directors cease to constitute a majority of the Parent Board; provided, however, that no person shall be deemed an Incumbent Director if he or she was appointed or elected to the Parent Board after having been designated to serve on the Parent Board by a Person who has entered into an agreement with Parent to effect a transaction described in clauses (i), (iii), (v), (vi), (vii), (viii) or (ix) of this definition;

               (v) there occurs a reorganization, merger, consolidation or other corporate transaction involving Parent, in each case with respect to which the stockholders of Parent immediately prior to such transaction do not, immediately after such transaction, own more than Fifty percent (50%) of the combined voting power of the Parent or other corporation resulting from such transaction, as the case may be;

               (vi) all or  substantially  all of the assets of Parent are sold, liquidated or distributed, except to an Affiliate of Parent;

               (vii)all or  substantially  all  of the  assets  of  Tiffany  and
                    Company are sold, liquidated or distributed, except to an Affiliate of Parent;

               (viii) any  Person,  or any  syndicate  or group  deemed  to be a person under Section 14(d)(2) of the Exchange Act, excluding Parent or any of its Affiliates, a trustee or any fiduciary holding securities under an employee benefit plan of Parent or any of its Affiliates, an underwriter temporally holding securities pursuant to an offering of such securities or a corporation owned, directly or indirectly by stockholders of Parent in substantially the same proportion as their ownership of Parent, is or becomes the "beneficial owner" (as defined in Rule 13d-3 of the General Rules and Regulations under the Exchange Act), directly or indirectly, of securities of Tiffany and Company representing Fifty percent (50%) or more of the combined voting power of Tiffany and Company's then outstanding securities entitled to vote in the election of directors of Tiffany and Company; or

               (ix) there is a "change of control" or a "change in the effective control" of Parent within the meaning of Section 280G of the Code and the Regulations.

"Change in Control Date" shall mean the date on which a Change of Control occurs.

"Confidential Information" means all information relating in any manner to Tiffany or its business, including but not limited to, contemplated new products and services, marketing and advertising campaigns, sales projections, creative campaigns and themes, financial information, budgets and projections, system designs, employees, management procedures and systems, employee training materials, equipment, production plans and techniques, product and materials specifications, product designs and design techniques, client information (including purchase history and client identifying information) and vendor information (including the identity of vendors and information concerning the capacity of or products or pricing provided by specific vendors); notwithstanding the foregoing, "Confidential Information" shall not include information that becomes generally publicly available other than as a result of a disclosure by Participant or that becomes available to Participant on a non-confidential basis from a Person that to the Participant's knowledge, after due inquiry, is not bound by a duty of confidentiality.

"Covered Employee" means any person who, at any date relevant to this Agreement, is an employee of Tiffany or who was an employee of Tiffany during the one-year period previous to the date relevant to this Agreement.

"Duration  of   Non-Competition   Covenant"  means  the  period  beginning  with
Participant's Termination Date and ending upon the first to occur of the following: (i) the second year anniversary of Participant's Termination Date,
(ii) Participant's Change of Control Date or (iii) Participant's 60th birthday provided that, in no circumstance shall the Duration of this Covenant be less than six months.

"Equity Awards" means any grant of options to purchase, restricted shares of, stock units that may be settled in, or stock appreciation rights that may be measured by appreciation in the value of, the Common Stock of Tiffany & Co., a Delaware corporation, including any grants made under the terms of the 1998 Employee Incentive Plan or any plan adopted by Tiffany & Co. subsequent to the date of this instrument including grants made both before and after the date of this instrument.

"Excess Plan" means the 2004 Tiffany and Company Un-funded Retirement Income Plan to Recognize Compensation In Excess of Internal Revenue Code Limits, as such plan may be amended from time to time.

"Jewelry" means jewelry (including but not limited to precious metal or silver jewelry or jewelry containing gemstones) and watches.

"Parent" means Tiffany & Co., a Delaware corporation.

"Person" means any individual, firm, corporation, partnership, limited partnership, limited liability partnership, business trust, limited liability company, unincorporated association or other entity, and shall include any successor (by merger or otherwise) of such entity.

"Proceeds of Equity Award" means, in U.S. dollars, (i) with respect to an Equity Award of restricted stock or stock units, the value the shares on the date the Equity Award vests, and, (ii) with respect to an Equity Award that is an option to purchase or a stock appreciation right, the spread between the strike price and the market value for the underlying shares on the exercise date, in each of cases (i) and (ii) measured by the simple average of the high and low selling prices on the principal market on which the shares are traded as of vesting or exercise date, as the case may be, if such vesting or exercise date is a trading date; if such vesting or exercise date is not a trading date, then as of trading date next following the vesting or exercise date.

"Normal  Retirement Age" means the later of (i)  Participant's  65th birthday or
(ii) the 5th anniversary from his date of hire.

"Retail Jewelry Trade" means the operation of one or more retail outlets (including stores-within-stores, leased departments or concessions) selling Jewelry in any city in the world in which a TIFFANY & CO. store is located at the time in question; for the purpose of this definition, a retail outlet will not be deemed engaged in the Retail Jewelry Trade if less than 5% of the items displayed for sale in such outlet are Jewelry, so that, by way of example, an apparel store that offers Jewelry as an incidental item would not be deemed engaged in the Retail Jewelry Trade.

"Rights Plan" means the Amended and Restated Rights Agreement Dated as of September 22, 1998 by and between Tiffany & Co., a Delaware corporation, and ChaseMellon Shareholder Services L.L.C., as Rights Agent, as such Agreement may be further amended from time to time.

"Supplementary Retirement Plan" means the 1994 Tiffany and Company Supplementary Retirement Income Plan, as such plan may be further amended from time to time.

"Termination Date" means the date Participant ceases to be an employee of Tiffany or its Affiliate.

"Tiffany" means Tiffany and Company, a New York corporation, and if the context so requires, Tiffany and Company and/or any Affiliate of Tiffany and Company, such term to be interpreted broadly so as to give rights equivalent to Tiffany and Company to any Affiliate of Tiffany and Company.

"Wholesale Jewelry Trade" means the sale of Jewelry or gemstones to the Retail Jewelry Trade, the development or design of Jewelry for sale to the Retail Jewelry Trade or the production of Jewelry for sale to the Retail Jewelry Trade regardless of where in the world such activities are conducted.

2. Non-Competition. Participant agrees that for the Duration of the Non-Competition Covenant Participant will not directly or indirectly (whether as director, officer, consultant, principal, owner, member, partner, advisor, financier, employee, agent or otherwise):

     (i) engage in, assist, have any interest in or contribute Participant's knowledge and abilities to, any business or entity in the Retail Jewelry Trade or in the Wholesale Jewelry Trade or seeking to enter or about to become engaged in the Retail Jewelry Trade or the Wholesale Jewelry Trade (provided that this subsection shall not prohibit an investment by Participant not exceeding five percent of the outstanding securities of a publicly traded company);

     (ii) employ, attempt to employ, or assist anyone in employing a Covered Employee (including by influencing any Covered Employee to terminate his/her employment with Tiffany or to accept employment with any Person); or

     (iii) attempt in any manner to solicit jewelry purchases by any client of Tiffany or persuade any client of Tiffany to cease doing business or reduce the amount of business that such client has customarily done with Tiffany.

The provisions of Section 2(i) above shall not apply if Participant's employment with Tiffany or Tiffany's Affiliate is terminated by Tiffany or such Affiliate for reasons other than Cause or if, having reached Participant's Normal Retirement Age or Participant's Change of Control Date, Participant voluntarily resigns from such employment. The provisions of this Section 2 may be waived by the Board, in whole or in part, if deemed by the Board to be in the best interests of Tiffany and Company, provided, however, that if the Participant is, on or within six months prior to Participant's Termination Date, an officer of Tiffany & Co., a Delaware corporation, then the provisions of this Section 2 may only be waived by the Compensation Committee (or its Stock Option Subcommittee) of the Board of Directors of said Tiffany & Co.

3. Confidentiality. Participant acknowledges that Participant has had access to Confidential Information. Participant agrees not use to the detriment of Tiffany or disclose any Confidential Information. If the Participant is requested in any case by a court or governmental body to make any disclosure of Confidential Information, the Participant shall (i) promptly notify Tiffany in writing, (ii) consult with and assist Tiffany at Tiffany's expense in obtaining an injunction or other appropriate remedy to prevent such disclosure, and (iii) use Participant's reasonable efforts to obtain at the Company's expense a protective order or other reliable assurance that confidential treatment will be accorded to any Confidential Information that must be disclosed. Subject to the foregoing sentence, Participant may furnish that portion (and only that portion) of the Confidential Information that, in the written opinion of Participant's counsel (the form and substance of which opinion shall be reasonably acceptable to Tiffany), the Participant is legally compelled or otherwise required to disclose or else stand liable for contempt or suffer other material penalty. The obligations in this section shall continue beyond the Duration of the Non-Competition Covenant.

4. Loss of Benefits, Forfeiture of Equity Awards and Return of Proceeds of Equity Awards in the Event of Breach. Should Participant breach Participant's obligations under Section 2 above, Participant shall:

     (i) forfeit and lose all right to any current or future Benefit under the Excess Plan and the Supplementary Retirement Plan;

     (ii) forfeit and lose all rights under any Equity Award, whether or not such Equity Award shall have vested, and such Equity Award shall thereupon become null and void; and

     (iii) immediately pay to Tiffany and Company the Proceeds of Equity Award for (a) each grant of stock option or stock appreciation right that was exercised and (b) each grant of restricted stock or stock units that has vested, in both cases (a) and (b), within the following period: beginning 180 days prior to Participant's Termination Date and including the entire period of the Duration of Non-Competition Covenant.

5.   Enforcement.

     (i) Participant agrees that the restrictions set forth in this instrument are reasonable and necessary to protect the goodwill of Tiffany. If any of the provisions set forth herein is deemed invalid, illegal or unenforceable based upon duration, geographic scope or otherwise, Participant agrees that such provision shall be modified to make it enforceable to the fullest extent permitted by law.

     (ii) In the event of breach or threatened breach by Participant of the provisions set forth in this instrument, Participant acknowledges that Tiffany will be irreparably harmed and that monetary damages (including loss of the Benefit) shall be an insufficient remedy to Tiffany. Therefore, Participant consents to the enforcement of this instrument by means of temporary or permanent injunction and other appropriate equitable relief in any competent court, in addition to any other remedies Tiffany may have under this Agreement or otherwise.

6.  Procedure  to  Obtain  Determination.  Should  Participant  wish to obtain a determination that any proposed employment, disclosure, arrangement or association (each a "Proposed Transaction") is not prohibited hereunder, Participant shall direct a written request to the Board. Such request shall fully describe the Proposed Transaction. Within 30 days after receipt of such request, the Board may (i) issue such a determination in writing, (ii) issue its refusal of such request in writing, or (iii) issue a written request for more written information concerning the Proposed Transaction. In the event that alternative (iii) is elected (which election may be made on behalf of the Board by the Legal Department of Tiffany and Company without action by the Board), any action on Participant's request will be deferred for ten (10) days following receipt by said Legal Department of the written information requested. Failure of the Board to act within any of the time periods specified in this Section 4 shall be deemed a determination that the Proposed Transaction is not prohibited hereunder. A determination made or deemed made under this Section 6 shall be limited in effect to the Proposed Transaction described in the submitted materials and shall not be binding or constitute a waiver with respect to any other Proposed Transaction, whether proposed by such Participant or any other Person. In the event that Participant wishes to seek a determination that employment with a management consulting firm, an accounting firm, a law firm or some other provider of consulting services to a wide variety clients will not be prohibited hereunder should such firm, at some unspecified time, provide services to a Person in the Retail Jewelry Trade or the Wholesale Jewelry Trade, Participant may seek a determination hereunder; in submitting such a Proposed Transaction, the Participant should specify the extent that Participant will be involved in or can be excluded from involvement in the provision of such services. In a making any determination under this Section 6, the Board shall not be deemed to be acting as a fiduciary with respect to the Excess Plan, the Participant or any beneficiary of the Participant and shall be under no obligation to issue a determination that any Proposed Transaction is not prohibited hereunder.

7. Arbitration and Equitable Relief. Participant and Tiffany agree that any and all disputes arising out or relating to the interpretation or application of this instrument, including any dispute concerning whether any conduct is in violation of Section 2 or 3 above, shall be subject to arbitration in New York, New York, under the then existing Commercial Arbitration Rules of the American Arbitration Association. Arbitration proceedings shall be conducted by three arbitrators. Without limit to their general authority, the arbitrators shall have the right to order reasonable discovery in accordance with the Federal Rules of Civil Procedure. The final decision of the arbitrators shall be binding and enforceable without further legal proceedings in court or otherwise, provided that either party to such arbitration may enter judgment upon the award in any court having jurisdiction. The final decision arising from the arbitration shall be accompanied by a written opinion and decision which shall describe the rational underlying the award and shall include findings of fact and conclusions of law. The cost of such arbitration shall be borne equally by the parties and each party to the arbitration shall bear its own attorneys fees. Notwithstanding any provision in this Section 7, the requirement to arbitrate disputes shall not apply to any action to enforce this instrument by means of temporary or permanent injunction or other appropriate equitable relief.

8.    Miscellaneous Provisions.

(a) Tiffany may assign its rights to enforce this instrument to any of its Affiliates. Participant understands and agrees that the promises in this instrument are for the benefit of Tiffany (which term includes the Tiffany and Company and its Affiliates) and for the benefit of the successors and assigns of Tiffany and its Affiliates.

(b) Any determination made by the Board under Section 6 above shall bind Tiffany and Company and its Affiliates.

(c) If any action by Participant prohibited hereunder causes Participant to lose a right to a Benefit under the Excess Plan such loss of Benefit shall also be effective with respect to Participant's beneficiaries under the Excess Plan.

(d) The laws of the State of New York, without giving effect to its conflicts of law principles, govern all matters arising out of or relating to this instrument and all of the prohibitions and remedies it contemplates, including, without limitation, its validity, interpretation, construction, performance and enforcement.

(e) Each Person giving or making any notice, request, demand or other communication (each, a "Notice") pursuant to this Instrument shall

     (i)  give the Notice in writing; and

     (ii) use one of the following methods of delivery, each of which for purposes of this Agreement is a writing:

               (A)  Personal delivery.
               (B) Registered or Certified Mail, in each case, return receipt requested and postage prepaid.

               (C) Nationally recognized overnight courier, with all fees prepaid.

(f) Each Person giving a Notice shall address the Notice to the recipient (the "Addressee") at the address given on the signature page of this Instrument or to a changed address designated in a Notice.

(g) A Notice is effective only if the person giving the Notice has complied with subsections (e) and (f) and if the Addressee has received the Notice. A Notice is deemed to have been received upon receipt as indicated by the date on the signed receipt, provided, however, that if the Addressee rejects or otherwise refuses to accept the Notice, or if the Notice cannot be delivered because of a change in address for which no Notice was given, then upon such rejection, refusal or inability to deliver such Notice will be deemed to have been received. Despite the other clauses of this subsection (g), if any Notice is received after 5:00 p.m. on a business day where the Addressee is located, or on a day that is not a business day where the Addressee is located, then the Notice is deemed received at 9:00 a.m. on the next business day where the Addressee is located.

(h) This instrument shall not be amended except by a subsequent written instrument that has been executed by Participant and on behalf of Tiffany by a duly authorized officer of Tiffany. Participant's obligations under this instrument may not be waived, except pursuant to a writing executed on behalf of Tiffany or as otherwise provided in Section 6 above.

(i) This instrument constitutes the final expression of Participant's post-employment confidentiality and non-competition obligations. Delivery of this instrument is necessary to receive a Benefit under the Excess Plan. It is the complete and exclusive expression of those obligations and all prior and contemporaneous negotiations and agreement between the parties on those matters are expressly merged into and superceded by this Agreement; notwithstanding the foregoing, Participant's right to receive a Benefit and the amount and terms of payment of such Benefit shall be exclusively determined by the Excess Plan.


          [the balance of this page has been left intentionally blank]


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


(j) Any reference in this instrument to the singular includes the plural where appropriate, and any reference in this instrument to the masculine gender includes the feminine and neuter genders where appropriate. The descriptive headings of the sections of this instrument are for convenience only and do not constitute part of this instrument.

IN WITNESS WHEREOF, this instrument has been executed on the date first written above.


Participant



--------------------------
Name:

Notice Address:
---------------


--------------------------

--------------------------

--------------------------



                                Accepted and agreed (as to Section 7)
                                -------------------------------------

                                Tiffany and Company



                                    By:______________________
                                    Name:
                                    Title:

                                    Notice Address:
                                    ---------------

                                    The Board of Directors
                                    Tiffany and Company
                                            Care of:
                                    Legal Department
                                    600 Madison Avenue
                                    New York, NY 10022



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